                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 4-30-98

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 5/19/98                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  4/30/98

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                     ----------    -----------

Gross Profit                                                  0         27,437
                                                     ==========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,429        317,757
Salary Expenses other Employees                           9,560        397,697
Court-Ordered Stay Bonus                                  3,120        216,041
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             2,466         75,679
Other Taxes                                                             87,574
Rent and Lease Expense                                   10,898         87,398
Interest Expense                                         40,631      4,338,028
Insurance                                                10,681        585,807
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                      0        167,999
Computer Service Bureau                                   5,366         25,366
Travel and Entertainment                                  1,187         17,987
Repairs and Maintenance                                   5,853        300,078
Advertising                                                                  0
Supplies, Office Expenses, etc.                          37,956        355,870
Other:  Specify Director & Trustee Fees                   6,566        142,333
Other:  Other Fees                                        3,500          6,595
                                                     ----------    -----------
TOTAL EXPENSES:                                         146,213      7,122,209
                                                     ----------    -----------

NET OPERATING PROFIT/(LOSS)                            (146,213)    (7,094,772)
                                                     ==========    ===========

Add:  Non-Operating Income:
       Interest Income                                    2,576         36,381
       Gain/Loss on Sale of Real Estate                 312,561      8,205,275
       Other Income                                      25,813      1,936,342
                                                     ----------    -----------
TOTAL                                                   340,950     10,177,998
                                                     ----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                204,750      3,647,787
       Other                                              7,550        637,556
                                                     ----------    -----------

NET INCOME / (LOSS)                                     (17,563)    (1,202,117)
                                                     ==========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 4/30/98

ASSETS:                                          Current Month            Prior Month              At Filing
Cash:                                              1,046,634                987,405                  89,252
Inventory:                                                                                          791,999
Accounts Receivable: **                           34,475,770             34,475,837              35,930,804
Insider Receivables                                3,553,787              7,414,781               7,424,547
Land and Buildings:                                9,621,311             13,686,742              49,365,801
Furniture, Fixtures & Equip:                                                                        418,000
Accumulated Depreciation                         (1,569,597)             (2,655,919)            (10,623,681)
Other: Prepaids & misc.                            1,922,547              1,054,834                 807,689
Other: Utility deposits                               10,390                 10,531
                                                 -----------            -----------             -----------

TOTAL ASSETS:                                     49,060,842             54,974,211              84,204,411
                                                 ===========            ===========             ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                     70,451                 87,316
Wages and Salaries:                                    8,680                  8,879
Taxes Payable                                         81,169                 89,172
Other: Prof. fees, interest, etc.                  3,110,647              2,965,198                   1,390
                                                 -----------            -----------             -----------
TOTAL Postpetition Liab.:                          3,270,947              3,150,565                   1,390
                                                 ===========            ===========             ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                            0              4,488,035              29,002,401
All Other Secured Liab.                            1,521,701              2,718,151               7,371,875
                                                 -----------            -----------             -----------
TOTAL Secured Liabilities:                         1,521,701              7,206,186              36,374,276
                                                 ===========            ===========             ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                         755,152                885,638               1,132,770
Unsecured Liabilities                              6,305,008              6,458,204               6,849,397
Other: Accrued Liabilities                         4,499,930              4,547,951               5,449,917
                                                 -----------            -----------             -----------
TOTAL Prepetition Liab.                           11,560,090             11,891,793              13,432,084
                                                 ===========            ===========             ===========

Redeemable Preferred Stock                        48,265,040             48,265,040              48,265,040
                                                 -----------            -----------             -----------
Equity:
Owners' Capital:                                   1,692,451              1,692,451               1,692,451
Retained Earnings-Pre Pet.                       (16,047,270)           (16,047,270)            (15,560,830)
Retained Earnings-Post Pet.                       (1,202,117)            (1,184,554)                      0
                                                 -----------            -----------             -----------
TOTAL Equity:                                    (15,556,936)           (15,539,373)            (13,868,379)
                                                 ===========            ===========             ===========
TOTAL LIABILITIES
AND EQUITY:                                       49,060,842             54,974,211              84,204,411
                                                 ===========            ===========             ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                             Period Ended: 4/30/98
Debtor: Fretter, Inc.                                          Case No: 96-15177

                    Schedule of Postpetition Taxes Payable
                    --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                               0     3,877      3,877        0
State:                               698       931        698      931
Local:

FICA Withheld:                         0     1,699      1,699        0

Employers FICA:                        0     1,699      1,699        0

Unemployment Tax:
Federal:                             297        74        297       74
State:                             3,217       693      3,217      693

Sales, Use & Excise Taxes              0                             0

Property Taxes                    84,960     3,578      9,067   79,471

Workers' Compensation

Other:
                                  ------    ------     ------   ------

TOTALS                            89,172    12,551     20,554   81,169
                                  ======    ======     ======   ======

                         AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60       Over 60

PostPetition
Accounts Payable                                           70,451
                                ------      ------     ----------
Accounts Receivable                                    38,029,557
                                ------      ------     ==========


For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     AGING

POST-PETITION PAYABLES OVER 30 DAYS
4/30/98

CITY OF STERLING HEIGHTS     19,070   TO BE PAID OUT OF CLOSING PROCEEDS
POST-PETITION SERVICE
  CONTRACT REPAIR CLAIM      51,381   PAYMENT TIMING WILL BE PART OF FINAL PLAN
                             ------
                             70,451
                             ======

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 4-1-98   To: 4-30-98

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.      Acct. B.T.     Direct(1)
                                          -------       -------       -----      ----------     ---------
A.  Beginning Balance:                   195,715.48     9,547.40    10,453.59          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                   230,527.15    13,642.85     6,946.43          0.00        717.25
                                         ----------    ---------    ---------    ----------    ----------
C.  Balance Available
    (A + B):                             426,242.63    23,190.25    17,400.02          0.00        717.25
                                         ----------    ---------    ---------    ----------    ----------

D.  Less Disbursements
    Attach separate
    schedule:                            166,616.80    16,348.11    11,486.90          0.00        717.25
                                         ----------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D)                                259,625.83     6,842.14     5,913.12          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 4-1-98     To: 4-30-98
           -------------                -------------    -----------

Cash Activity Analysis (Cash Basis Only):

                                                 General             Tax
                                                 Savings            Savings
                                                  Acct.              Acct.
                                                ----------        ----------            ----------      ----------      ----------
A.  Beginning Balance:                          771,688.78              0.00                  0.00
                                                ----------        ----------            ----------      ----------      ----------

B.  Receipts. Attach Separate Schedule:           2,576.14              0.00
                                                ----------        ----------            ----------      ----------      ----------

C.  Balance Available (A+B):                    774,264.92              0.00                  0.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                      12.00              0.00
                                                ----------        ----------            ----------      ----------      ----------

E.  Ending Balance (C-D):                       774,252.92              0.00                  0.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------



Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank April 1998 Cash Receipts (Account Number 4707-38120-0)

2.  Schedules of Michigan National Bank April 1998 Cash Disbursements,
Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period April 1, 1998 to April 30, 1998 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period April 1, 1998 to April 30, 1998 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account April 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account April 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period April 1, 1998 to April 30, 1998 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust April 1998 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account April 1998 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period April 1, 1998 through April 30, 1998 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Tax Savings Account April 1998 Cash Receipts and Disbursements (Account Number 4707-38357-8)

12. Michigan National Bank Statement of Account for the Period April 1, 1998 to April 30, 1998 (Account Number 4707-38357-8)